Exhibit 99.2

MMG-26 LLC and

MMG-26 Operator LLC

Combined Financial Statements

For The Three Months Ended March 31, 2013 and 2012

MMG-26 LLC AND MMG-26 OPERATOR LLC

TABLE OF CONTENTS

Page

Combined Balance Sheets	1

Combined Statements of Operations	2

Combined Statements of Changes in Members’ Equity (Deficiency)	3

Combined Statements of Cash Flows	4

Notes to Combined Financial Statements	5 - 9

MMG-26 LLC AND MMG-26 OPERATOR LLC

COMBINED BALANCE SHEETS

	MARCH 31,	MARCH 31,
	2013	2012

ASSETS

Property and Equipment, Net	$62,112,362	$63,505,443
Cash	1,973,044	2,741,208
Accounts Receivable	153,450	100,300
Accounts Receivable, Other	0	68,749
Accounts Receivable, Related Party	38,077	0
Prepaid Expenses and Other Assets	347,893	254,249
Restricted Cash	867,151	618,386
Deferred Finance Fees, Net	885,024	1,947,053
Franchise Fees, Net	3,417	3,750
Total Assets	$66,380,418	$69,239,138

LIABILITIES AND MEMBERS’ DEFICIENCY

LIABILITIES
Accounts Payable	$633,887	$701,619
Due to Related Parties	41,061	42,573
Advanced Deposits	307,644	292,248
Accrued Payroll and Benefits	69,394	64,095
Accrued Expenses	249,617	205,199
Notes Payable	70,000,000	70,000,000
Total Liabilities	71,301,603	71,305,734

COMMITMENT

MEMBERS’ DEFICIENCY	(4,921,185)	(2,066,596)

Total Liabilities and Members’ Deficiency	$66,380,418	$69,239,138

See Accompanying Notes

MMG-26 LLC AND MMG-26 OPERATOR LLC

COMBINED STATEMENTS OF OPERATIONS

	FOR THE THREE	FOR THE THREE
	MONTHS ENDED	MONTHS ENDED
	MARCH 31, 2013	MARCH 31, 2012
REVENUES
Rooms	$2,760,668	$2,677,799
Telephone	3,896	3,645
Other	99,095	60,861
Total Revenues	2,863,659	2,742,305

OPERATING EXPENSES
Rooms	652,332	706,517
Telephone	6,608	5,819
Administrative and General	222,080	228,640
Marketing	114,970	117,465
Utilities	101,099	91,756
Repairs and Maintenance	83,893	79,126
Management Fees	85,910	82,266
Franchise Royalty Fees	104,078	81,931
Insurance	17,404	17,579
Property Taxes	328,949	264,619
Other Fees	43,417	76,447
Depreciation	407,562	401,948
Amortization	83	83
Total Operating Expenses	2,168,385	2,154,196

Operating Income	695,274	588,109

OTHER EXPENSES
Interest Expense	1,315,506	1,111,062
Loss on Extinguishment of Debt	0	375,178
Total Other Expenses	1,315,506	1,486,240

Loss Before Income Taxes	(620,232)	(898,131)

Income Tax Expense (Benefit)	(11,462)	6,424

NET LOSS	$(608,770)	$(904,555)

See Accompanying Notes

MMG-26 LLC AND MMG-26 OPERATOR LLC

COMBINED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY (DEFICIENCY)

	FOR THE THREE	FOR THE THREE
	MONTHS ENDED	MONTHS ENDED
	MARCH 31, 2013	MARCH 31, 2012

MEMBERS’ EQUITY (DEFICIENCY) - BEGINNING OF PERIOD	$(4,067,116)	$21,100,997

Net Loss	(608,770)	(904,555)

Members’ Distributions	(245,299)	(22,263,038)

MEMBERS’ DEFICIENCY - END OF PERIOD	$(4,921,185)	$(2,066,596)

See Accompanying Notes

MMG-26 LLC AND MMG-26 OPERATOR LLC

COMBINED STATEMENTS OF CASH FLOWS

	FOR THE THREE	FOR THE THREE
	MONTHS ENDED	MONTHS ENDED
	MARCH 31, 2013	MARCH 31, 2012
CASH FLOWS FROM OPERATING ACTIVITIES
Net Loss	$(608,770)	$(904,555)
Adjustments to Reconcile Net Loss to Net Cash
Provided From Operating Activities:
Depreciation and Amortization	407,645	402,031
Amortization of Deferred Finance Fees	265,508	552,183
(Increase) Decrease in Operating Assets:
Accounts Receivable, Trade	465,431	82,489
Accounts Receivable, Other	246,671	(27,494)
Accounts Receivable, Related Party	(38,077)	0
Prepaid Expenses and Other Assets	(303,059)	305,674
Restricted Cash	287,834	(191,057)
Increase (Decrease) in Operating Liabilities:
Accounts Payable	(66,116)	444,081
Advanced Deposits	106,344	191,362
Accrued Payroll and Benefits	23,127	35,589
Accrued Expenses	(328,840)	(35,453)
Net Cash Provided from Operating Activities	457,698	854,850

CASH FLOWS FROM INVESTING ACTIVITIES
Capital Expenditures	(14,076)	(135,588)
Restricted Cash	(83,686)	1,154,488
Net Cash Provided From (Used by) Investing Activities	(97,762)	1,018,900

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds From Notes Payable	0	70,000,000
Payments on Notes Payable	0	(46,538,547)
Deferred Finance Fees	0	(2,124,058)
Advances to Related Parties	(36,684)	(21,342)
Members’ Distributions	(245,299)	(22,263,038)
Net Cash Used In Financing Activities	(281,983)	(946,985)

INCREASE IN CASH	77,953	926,765

CASH - BEGINNING OF PERIOD	1,895,091	1,814,443

CASH - END OF PERIOD	$1,973,044	$2,741,208

See Accompanying Notes

MMG-26 LLC AND MMG-26 OPERATOR LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

MARCH 31, 2013 AND 2012

NOTE 1 – NATURE OF BUSINESS

MMG-26 LLC (“The Owner”), a Delaware limited liability company, was formed on February 13, 2007 to acquire, develop, and operate a hotel property in New York, New York (“The Hotel”).  MMG-26 Operator LLC (“The Operator”), a Delaware limited liability company, was formed on February 13, 2007, to manage, operate, and lease the Hotel.  The Hotel opened on June 30, 2008 and is a 226 room hotel with a restaurant, fitness center, and business center.

The Owner leases the Hotel to the Operator who operates the Hotel.  The Owner and the Operator are collectively referred to as “the Company.”

The Owner sold the Hotel to a third party on June 6, 2013.  See Note 12.

NOTE 2 – RECENT ACCOUNTING DEVELOPMENTS

During the three months ended March 31, 2013 and 2012 there were several new Accounting Standard Updates (ASU) issued by the Financial Accounting Standards Board.  The adoption of any recently applicable issued accounting pronouncements did not have a significant impact on the Company’s financial position, results of operations or cash flows.  The Company will monitor these emerging issues to assess any future impact on its financial statements.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF COMBINATION

The accompanying combined financial statements include the accounts of the Owner and the Operator.  All intercompany accounts and transactions have been eliminated in the combined presentation.

USE OF ESTIMATES

The preparation of combined financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the combined financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

REVENUE RECOGNITION

Revenue is generally recognized as services are performed.  Hotel revenue consists primarily of room rental income.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.  The Company maintains cash balances at various federally insured financial institutions.  The Company’s credit risk with respect to such balances is all amounts on deposit in excess of federally insured limits.

ACCOUNTS RECEIVABLE

The Company carries its accounts receivable at cost.  On a periodic basis, the Company evaluates its accounts receivable and establishes an allowance for doubtful accounts, when deemed necessary, based on its history of past write offs, collections and current credit conditions.  Accounts are written off based on management’s evaluation of the collectability of each account resulting from collection efforts.

MMG-26 LLC AND MMG-26 OPERATOR LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

MARCH 31, 2013 AND 2012

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING FOR ACQUISITIONS

The Company determined that the acquisition of the Hotel on June 30, 2008 represented a business combination, which requires that the assets acquired and the liabilities assumed constitute a business.  The business combination was accounted for by applying the acquisition method of accounting.  The Company recorded its investments in the Hotel based on the fair value of the identifiable assets acquired and liabilities assumed.  Assets are recorded at fair value and allocated to land, building and improvements, site improvements, and furniture, fixtures and equipment using appraisals and valuations performed by management and independent third parties.

PROPERTY, EQUIPMENT AND DEPRECIATION

Investments in property and equipment including land, building, and furniture, fixtures, equipment are initially recorded at fair value upon acquisition.  Property and equipment purchased after the hotel acquisition date is recorded at cost.  Replacements and improvements are capitalized, while repairs and maintenance are expensed as incurred.  Upon the sale or retirement of a fixed asset, the cost and related accumulated depreciation will be removed from the Hotel’s accounts and any resulting gain or loss will be included in the statement of operations.

Depreciation is computed using the straight-line method over the estimated useful lives of the assets, 40 years for the building, 20 to 40 years for the building improvements, and 5 to 10 years for furniture, fixtures, and equipment.

IMPAIRMENT OF LONG LIVED ASSETS

The Company reviews long-lived assets and certain identifiable intangibles with finite lives for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated future cash flows expected to be generated by the asset.  If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized for the amount by which the carrying amount of the asset exceeds the fair value of the asset.

DEFERRED FINANCE FEES

Deferred finance fees are bank fees and other costs incurred in obtaining financing that are amortized using a method which approximates the effective interest method.

FRANCHISE FEE

The franchise fee represents the initial franchise fee paid by the Operator to InterContinental Hotels Group.  The initial franchise fee is amortized on a straight-line basis over the ten-year term of the franchise agreement.

INCOME TAXES

The Operator, a limited liability company, has elected to be taxed as a C corporation under the provisions of the Internal Revenue Code.  It has no deferred income taxes that are recognized for income and expense items that are reported for financial reporting purposes in different years than for income tax purposes.  The current income tax benefit for the Operator for the three months ended March 31, 2013 was $11,462.  Income taxes paid for that same period were $7,367.  The current income tax expense for the Operator was $6,424 for the three months ended March 31, 2012.  Income taxes paid were $20,087 for that same period.  The Operator is subject to federal and state examinations by taxing authorities for the tax years 2010 through 2012.

The Owner, a limited liability company, has elected to be taxed as a partnership under the provisions of the Internal Revenue Code.  Under these provisions, the Owner is not required to pay federal or state income taxes on its taxable income.

MMG-26 LLC AND MMG-26 OPERATOR LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

MARCH 31, 2013 AND 2012

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAXES (CONTINUED)

The members are liable for federal and state income taxes according to their respective ownership of the Owner’s taxable income.  The Owner is subject to federal and state examinations by taxing authorities for the tax years 2010 through 2012.

The Owner and Operator adopted the guidance in ASC 740, Income Taxes, relating to uncertain tax positions.  This guidance prescribes a two step process for the measurement of uncertain tax positions that have been taken or are expected to be taken on a tax return.  The first step is a determination of whether the tax position should be recognized in the combined financial statements.  The second step determines the measurement of the tax position.  ASC 740 also provides guidance on de-recognition of such tax positions, classification, potential interest and penalties, and disclosure.  No liability for uncertain tax positions within the scope of ASC 740 are recorded at March 31, 2013 and 2012.

PRESENTATION OF SALES TAX

The Company collects sales tax from all nonexempt customers and remits the entire amount to the State of New York upon collection from the customer.  The Company’s accounting policy is to exclude the tax collected and remitted to the state from revenue and expense.

ADVERTISING EXPENSE

Advertising is expensed as incurred and totaled $72,293 and $73,128 for the three months ended March 31, 2013 and 2012, respectively.

SUBSEQUENT EVENTS

Subsequent events have been evaluated through August 15, 2013, the date the combined financial statements were available to be issued.

NOTE 4 – RESTRICTED CASH

The Company maintains reserves for property taxes and capital improvements as required by the debt agreement. Restricted cash consists of the following amounts at March 31:

	2013	2012

Property Taxes	$452,295	$370,064
Capital Improvements Reserve	414,856	248,322
Total Restricted Cash	$867,151	$618,386

MMG-26 LLC AND MMG-26 OPERATOR LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

MARCH 31, 2013 AND 2012

NOTE 5 – PROPERTY AND EQUIPMENT

The following is a summary of property and equipment – at cost, less accumulated depreciation at March 31:

	2013	2012

Building and Building Improvements	$46,197,450	$46,075,171
Land and Land Improvements	19,229,412	19,229,412
Furniture and Fixtures	4,255,297	4,125,620
Computer Equipment	8,844	5,900
Subtotal	69,691,003	69,436,103
Less: Accumulated Depreciation	7,595,717	5,971,814
	62,095,286	63,464,289
Construction in Progress	17,076	41,154
	$62,112,362	$63,505,443

Depreciation expense charged to operations was $407,562 and $401,948 for the three months ended March 31, 2013 and 2012, respectively.

NOTE 6 – DEFERRED FINANCE FEES AND FRANCHISE FEE

Deferred finance fees of $2,124,058 are presented net of accumulated amortization of $1,239,034 and $177,005 at March 31, 2013 and 2012, respectively.  Amortization of these fees have been classified as interest expense.

Loss on extinguishment of debt is $375,178 which relates to financing costs that were written off during the three months ended March 31, 2012 when the debt was refinanced.

Franchise fees of $5,000 are presented net of accumulated amortization of $1,583 and $1,250 at March 31, 2013 and 2012, respectively.

NOTE 7 – NOTES PAYABLE

Notes payable consisted of the following at March 31, 2013 and 2012:

The Company had a note payable to a bank in the original amount of $55,000,000. The note was payable in 24 monthly installments of interest only, at the LIBOR rate plus a spread rate. The prevailing rate at March 31, 2013 and 2012 was 4.5%. The LIBOR rate at March 31, 2013 and 2012 was 0.20% and 0.24%, respectively. The note was to mature in March 2014, but was paid in full in connection with the sale of the Hotel (Note 12). The note was collateralized by all property and equipment.	$55,000,000

The Company had a note payable to an Affiliate in the amount of $15,000,000. The note was subordinated to the Company’s bank loan, and was payable in 24 monthly installments of interest only, at the LIBOR rate plus a spread rate. The prevailing rate at March 31, 2013 and 2012 was 11.5%. The LIBOR rate at March 31, 2013 and 2012 was 0.20% and 0.24%, respectively. The note was to mature in March 2014, but was paid in full in connection with the sale of the Hotel (Note 12). The note was collateralized by all property and equipment.	15,000,000

Total Notes Payable	$70,000,000

MMG-26 LLC AND MMG-26 OPERATOR LLC

NOTES TO COMBINED FINANCIAL STATEMENTS

MARCH 31, 2013 AND 2012

NOTE 7 – NOTES PAYABLE (CONTINUED)

Interest incurred for the three months ended March 31, 2013 and 2012 was $1,050,000 and $936,033, respectively.  Interest paid for the three months ended March 31, 2013 and 2012 was $1,064,375 and $539,991, respectively.

NOTE 8 – RELATED PARTY TRANSACTIONS

The Operator has a management agreement with MHG-26, LLC, a company related through common ownership, to operate and manage the hotel.  The term of the agreement was 3 years, beginning in June 2008, and was subsequently renewed in 2011 for 2 years.  The Operator pays 3% of monthly revenues to MHG-26, LLC for services provided.  The Company incurred management fees of $85,910 and $82,266 for the three months ended March 31, 2013 and 2012, respectively.

The Company owes $41,061 and $42,573 to related parties at March 31, 2013 and 2012, respectively.  The amounts owed originated from normal operations of the Company.

The Company is due $38,077 from related parties at March 31, 2013.  The amount due originated from normal operations for the related parties.

NOTE 9 – RESTAURANT LEASE

The Company leases space in the Hotel to an unrelated party under an operating lease that expires on October 31, 2013.  Rental income, included in Other Revenues, totaled $25,000 for the three months ended March 31, 2013 and 2012.

NOTE 10 – COMMITMENT

The Operator has a franchise agreement (Agreement) with InterContinental Hotels Group for a ten-year period beginning June 2008.  In accordance with the terms of the agreement, the Operator is required to pay monthly franchise royalty fees and service contributions of 5% and 2.5%, respectively, of gross room revenue.  Per the Agreement, gross room revenue is defined as revenues derived from the rental of guest rooms of the hotel.  No minimum payments are due during the term of the agreement.

NOTE 11 – LITIGATION

The Company is involved in a claim and legal action arising in the ordinary course of business.  In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Company’s financial position, results of operations, or liquidity.

NOTE 12 – SUBSEQUENT EVENT

On April 16, 2013, The Company entered into an agreement to sell the Hotel to an unaffiliated third party for a contractual price of $113,000,000.  The sale of the Hotel was completed on June 6, 2013.